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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                JANUARY 23, 2002




                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)



           FLORIDA                      1-8180                   59-2052286
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)




                    702 NORTH FRANKLIN STREET, TAMPA FLORIDA
              (Address of principal executive offices and zip code)



                                 (813) 228-4111
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER

     In order to furnish certain information for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-61758), which Registration Statement was declared effective by the Commission on June 8, 2001, TECO Energy, Inc. is filing this Current Report on Form 8-K to report the fact that, on January 23, 2002, Moody's Investors Service announced that it had changed the outlooks of the long-term ratings of TECO Energy, Inc. and Tampa Electric Company to negative. This action affected Tampa Electric Company's Aa3 senior secured, A1 issuer, senior unsecured and pollution control revenue bond debt; TECO Energy, Inc.'s A3 senior unsecured and Baa1 junior subordinated debt; and the Baa1 rating of both the 8.50% Trust Preferred Securites of TECO Capital Trust I and the 5.11% Trust Preferred Securities of TECO Capital Trust II.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January ___, 2002             TECO ENERGY, INC.


                                    By: /s/ G. L. Gillette
                                        ----------------------------------------
                                        G. L. Gillette
                                        Senior Vice President--Finance and Chief
                                        Financial Officer (Principal Financial
                                        Officer)